UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2025

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Pennsylvania Ave., NW, Suite 450N		20037
Washington,	DC
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (202) 872-7700
No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Exchange on which registered
Class A voting common stock	AGM.A	New York Stock Exchange
Class C non-voting common stock	AGM	New York Stock Exchange
5.700% Non-Cumulative Preferred Stock, Series D	AGM.PRD	New York Stock Exchange
5.750% Non-Cumulative Preferred Stock, Series E	AGM.PRE	New York Stock Exchange
5.250% Non-Cumulative Preferred Stock, Series F	AGM.PRF	New York Stock Exchange
4.875% Non-Cumulative Preferred Stock, Series G	AGM.PRG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 14, 2025, the Federal Agricultural Mortgage Corporation (“Farmer Mac”), Farmer Mac Mortgage Securities Corporation (“FMMSC”), a wholly-owned subsidiary of Farmer Mac, and the National Rural Utilities Cooperative Finance Corporation (“CFC”) entered into a Fifth Amended and Restated First Supplemental Note Purchase Agreement (the “Amended Agreement”), which amends and restates in its entirety the Fourth Amended and Restated First Supplemental Note Purchase Agreement dated as of June 15, 2022 (the “Original Agreement”) and previously filed as Exhibit 10.1 to Farmer Mac’s Current Report on Form 8-K filed on June 15, 2022 with the U.S. Securities and Exchange Commission (“SEC”). The parties entered into the Original Agreement and the Amended Agreement pursuant to the Amended and Restated Master Note Purchase Agreement, dated as of March 24, 2011 (the “Master Note Purchase Agreement”) and previously filed as Exhibit 10.22 to Farmer Mac’s Quarterly Report on Form 10-Q filed on May 10, 2011 with the SEC, which governs the notes issued under the Amended Agreement by CFC, purchased by FMMSC, and guaranteed by Farmer Mac. The Amended Agreement increases the Maximum Purchase Amount from $6 billion to $6.5 billion, and extends the borrowing period from June 30, 2027 to January 14, 2030 (with successive one-year renewals upon sixty days’ notice by CFC, subject to approval by Farmer Mac and FMMSC).

Also on January 14, 2025, Farmer Mac, FMMSC, CFC, and U.S. Bank National Association, as collateral agent, entered into a Third Amended, Restated and Consolidated Pledge Agreement (the “Pledge Agreement”), which amends and restates in its entirety the Second Amended, Restated and Consolidated Pledge Agreement dated as of July 31, 2015 and previously filed as Exhibit 10.3 to Farmer Mac’s Quarterly Report on Form 10-Q filed on November 9, 2015 with the SEC. The Pledge Agreement provides for the pledge by CFC to the collateral agent, for the benefit of Farmer Mac and FMMSC, of eligible rural utilities loans made by CFC to its members to secure CFC’s obligations under the notes issued by CFC to FMMSC and guaranteed by Farmer Mac all upon the terms and subject to the conditions set forth in the Master Note Purchase Agreement, in an amount equal to at least 100% of the outstanding principal amount of notes issued and sold by CFC under the Master Note Purchase Agreement.

Farmer Mac has a “related party” relationship with CFC, which is the second-largest owner of Farmer Mac’s Class A voting common stock and is named as a holder of more than 5% of Farmer Mac’s Class A voting common stock in Farmer Mac’s Proxy Statement dated April 17, 2024 and filed with the SEC on that same date. The Amended Agreement and the Pledge Agreement were entered into on an arms-length basis in the ordinary course of business, with terms and conditions comparable to those available to other business counterparties that do not have a related party relationship with Farmer Mac.

Item 9.01.        Financial Statements and Exhibits.

(d)    Exhibits

10.1	Fifth Amended and Restated First Supplemental Note Purchase Agreement dated January 14, 2025, between Farmer Mac, FMMSC, and CFC.
10.2	Third Amended, Restated and Consolidated Pledge Agreement dated January 14, 2025, between Farmer Mac, FMMSC, CFC, and U.S. Bank National Association.
104	Cover Page Inline Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

                        By: /s/ Stephen P. Mullery
                         Name: Stephen P. Mullery
                         Title: Executive Vice President – General Counsel

Dated: January 14, 2025